UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

SCHEDULE 14A

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AGILENT TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Agilent vote Online Go to www.envisionreports.com/agilent or scan the QR code — login details are located in the shaded bar below Votes submitted electronically must be received by 8:59 pm, Pacific Time, on March 17, 2026. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Agilent Technologies, Inc. 2026 Annual Meeting to be Held on March 18, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report on Form 10-K are available to stockholders at: www.envisionreports.com/agilentEasy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/agilent. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before March 8, 2026 to facilitate timely delivery. 2NOT

Stockholder Meeting Notice The Agilent Technologies, Inc. 2026 Annual Meeting of Stockholders will be held at 5301 Stevens Creek Blvd., Santa Clara, CA 95051 on March 18, 2026 at 8 a.m., Pacific Time. To attend the annual meeting, you will need to have pre-registered by 5:00 p.m., Pacific Time, on March 2, 2026 and you must have the information that is printed in the shaded bar located on the reverse side of this notice. Specific instructions on pre-registration can be found in the General Information section of the proxy statement. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees, and a vote FOR proposals 2, 3, and 4. 1. To elect four directors to a three-year term. At the annual meeting, the Board of Directors intends to present the following nominees for election as directors: • Judy Gawlik Brown • Sue H. Rataj • George A. Scangos, Ph.D. • Dow R. Wilson 2. To approve, on a non-binding advisory basis, the compensation of our named executive officers. 3. To ratify the Audit and Finance Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. 4. To approve an amendment to Agilent’s Third Amended and Restated Certificate of Incorporation to declassify the Board of Directors over a three- year period Note: To consider such other business as may properly come before the annual meeting or at any postponement, adjournment or continuations thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/agilent. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Agilent Technologies, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by March 8, 2026.